UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2026
ROLLINS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2170 Piedmont Road, N.E., Atlanta, Georgia 30324
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (404) 888-2000
Not Applicable
(Former name of former address, if changes since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   o

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2026, Rollins, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders considered the following proposals: (i) to elect nine director nominees to serve as directors of the Company until the 2027 Annual Meeting of Shareholders, or until their successors are duly elected and qualified; (ii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (iii) to hold an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

Proposal 1: At the Annual Meeting, the Company’s shareholders duly elected nine director nominees to serve until the Company’s 2027 Annual Meeting of Shareholders. Vote results for each director nominee were as follows:

Director Nominees	For	Withheld	Broker Non-Votes
Susan R. Bell	435,183,029	4,811,067	14,478,510
Donald P. Carson	430,433,761	9,560,338	14,478,507
Paul D. Donahue	435,933,617	4,060,484	14,478,505
Jerry Gahlhoff, Jr.	437,367,201	2,626,899	14,478,506
Patrick J. Gunning	436,201,417	3,792,681	14,478,508
Gregory B. Morrison	433,382,819	6,611,280	14,478,507
Timothy C. Rollins	435,466,369	4,527,732	14,478,505
Louise S. Sams	408,069,071	31,925,025	14,478,510
John F. Wilson	420,431,595	19,562,499	14,478,512

Proposal 2: At the Annual Meeting, the Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
454,215,209	149,642	107,755	N/A

Proposal 3: At the Annual Meeting, the Company’s shareholders voted, on an advisory (non-binding) basis, to approve the compensation of the Company's named executive officers. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
406,452,521	33,328,787	212,778	N/A
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROLLINS, INC.

Date: May 1, 2026	By:	/s/ Kenneth D. Krause
	Name:	Kenneth D. Krause
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)